Guggenheim Variable Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated August 21, 2014

to the Statutory Prospectus, Summary Prospectuses and Statement of Additional

Information dated April 30, 2014, as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for Series E (Total Return Bond Series) and Series P (High Yield Series) (the “Series”) and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of Guggenheim Variable Funds Trust (the “Trust”) recently voted to approve a Distribution and Shareholder Services Plan (the “Distribution Plan”) on behalf of the Series pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”). If the Distribution Plan is approved by shareholders, the Series would each pay a new separate fee for distribution, administrative services and shareholder services. However, in order to offset this new fee, the Board and Security Investors, LLC (also known as Guggenheim Investments), the Series’ investment adviser (the “Investment Manager”), have agreed to contractually reduce the investment advisory fee charged by the Investment Manager to both Series and, with respect to Series P, implement an additional expense limitation agreement until May 1, 2017.

The Board has called a special meeting of the shareholders for October 10, 2014, at which shareholders of each of the Series of record as of August 22, 2014 will be asked to consider the approval of each of the proposals. Shareholder approval is required before the Distribution Plan and related changes would take effect.

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Information regarding the proposals will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed.

Please Retain This Supplement for Future Reference

SBLVT-COMBO-SUP-0814x0514